UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2023

Dana Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3939 Technology Drive, Maumee, Ohio 43537
(Address of principal executive offices) (Zip Code)

(419) 887-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, $.01 par value	DAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective November 9, 2023, Brett Icahn resigned from the Board of Directors (the “Board”) of Dana Incorporated (the “Company”). His resignation was not due to any disagreement with the Company.

On November 9, 2023, the Board appointed Steven Miller to the Board effective immediately as a replacement for Mr. Icahn in accordance with the Director Appointment and Nomination Agreement, by and among the Company and Carl C. Icahn and the persons and entities listed therein, dated as of January 7, 2022.

Mr. Miller, 34, has been a Portfolio Manager of Icahn Capital LP (Icahn Capital) since October 2020. Mr. Miller has also served on the boards of Bausch Health Companies, Inc., a pharmaceutical, medical device, and consumer healthcare company; Conduent Incorporated, a business process outsourcing company; Xerox Holdings Corporation, a print and digital document products and services company; and Herc Holdings Inc., an international provider of equipment rental and services. Prior to joining Icahn Capital, Mr. Miller was an Analyst in the Distressed and Special Situations investment group in the New York office of BlueMountain Capital Management, LLC.

Mr. Miller will receive the same compensation for his services as will be consistent with that of the Company’s other non-employee directors. Mr. Miller will serve on the Compensation Committee and the Technology and Sustainability Committee.

A copy of the Company’s press release regarding the actions above is being filed as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following item is furnished with this report.

Exhibit No.	Description

99.1	Dana Incorporated Press Release dated November 13, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA INCORPORATED

Date: November 13, 2023	By:	/s/ Douglas H. Liedberg
	Name:	Douglas H. Liedberg
	Title:	Senior Vice President, General Counsel and Secretary

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